UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Annual Report

December 31, 2007

Pinnacle Value Fund Annual Report                                                         Dec. 31, 2007

Dear Fellow Shareholders,

Despite some disruptions, most markets worldwide did well in 2007. Domestically, the second half was tougher going than the first as investors increasingly focused on risk assessment instead of reward. Several freewheeling years of credit creation are giving way to credit contraction as lenders raise credit standards and borrowing requirements. A return to traditional lending standards may precipitate a return to traditional asset prices which, in our opinion, are below current levels.  Slumping home prices have put an end to home equity and similar loans that have fueled much of the expansion. Corporate profits, a big driver for the economy and stock markets, are starting to soften which might result in reduced business spending and lower P/E multiples. High energy and commodity prices are pointing to higher inflation, a fact not unnoticed by the precious metal markets. Finally, employment is starting to weaken which could put a dent in consumer confidence and spending (2/3 of the economy’s total). Whether we slide into a recession or not remains to be seen. In either case, we intend to be ready.

As can be seen from the box scores below we had a respectable year.

Total Return                            2007           2006           2005           2004            2003*

Pinnacle Value Fund**           15.4%        13.2%          8.5%         19.6%           13.7%

Russell 2000**                        (1.5)          18.4              4.6            18.3               47.5

S&P 500**                               5.6%        15.8%           4.9%         10.9%           28.7%

*Inception April 1, 2003. ** Includes dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or share redemptions held in taxable accounts.

We ended the year 42% invested and averaged about 47% invested for the year. We were fortunate that improving fundamentals on some of our larger positions were recognized by the market. Please see Winners/Sinners Table for more details. Over $2,000,000 worth of net gains were harvested as we took some major chunks of money off the table where stock prices caught up to fundamentals. Due to a dearth of acceptable investment ideas and our risk adverse approach, proceeds were not deployed as quickly as they accumulated. Cash rose and is now earning 4.2% in a government money market fund. This helped protect us during the recent market turmoil.

Net assets at yearend were $64.2 million vs. $30.7 million  a year ago. Part of the increase is due to performance, the rest is due to an expanded investor base. The portfolio had 39 equity positions (excluding options) at yearend with a weighted average market cap and price to book ratio of  $200 million and 1.8X respectively. You’ll notice we added some new names in new industries including banking, insurance, filtration, real estate and retailing. There are many additional names in our sights, the question is price.

On a fully invested basis, we hope to own 80-100 companies with the top 10 representing 25-35% of assets. This will probably occur at a low point in the general market when a large proportion of common stocks are trading at bargain levels. A security is not a bargain in our mind unless it is trading at a substantial discount to its underlying earnings power or asset value. Note- this is not the same as a common stock that is down 50% from its high. When we purchase a security, current earnings and immediate prospects may be poor but we believe a level headed appraisal of average future conditions indicates a value far above the current price.

Conrad Industries

One of our bigger winners in the last couple years was Conrad Industries (CNRD), a small shipyard operator near New Orleans. Founded by Parker Conrad in 1948 to build shrimp boats, CNRD survived 60 years of boom and bust cycles that go with serving the Gulf of Mexico offshore energy markets and inland barge markets. When we first came upon CNRD, they were in turmoil. Energy prices had been declining for several years hurting demand for new and repaired vessels. Revenues were down, losses were mounting, the shares had fallen from $8 to $2. Our research told us that despite the cyclicality, the business had always been managed responsibly and a clean balance sheet maintained. Conrad had a good reputation for quality and was holding market share. Their yards were located in some very favorable locations on inland waterways (think of a fast food restaurant at a busy intersection). They were expanding capacity during the downturn to have it available when demand picked up. Finally, the Conrad family owned  30% of the shares and had a sizable chunk of net worth on the line.

So, in early 2004 we began buying some shares. As is usually the case, the shares continued to decline. Things got worse and we made 2 trips to New Orleans. First to the annual Workboat Trade Show where we gathered valuable intelligence about the company, industry and competitors. We were pleased to see Parker Conrad (then 88) manning the booth and drumming up business. Then a follow up visit to meet the new management team and tour the yards. We were impressed with new management which brought some much needed discipline to the critical cost estimating and bidding process. Liking what we saw, we continued buying shares paying a low as $1.16 per share.

After a lot of hard work, we got lucky. Energy prices started to rise and offshore rig operators began to make commitments to the Gulf. They needed bigger and upgraded workboat fleets to service the rigs. Higher commodity prices and volumes drove demand for new  and refurbished inland waterway barges. CNRD’s order book began to build. In Fall 2005, hurricanes Katrina and Rita slammed the Gulf Coast wrecking a lot of boats and inflicting damage on major waterways. Fortunately, CNRD sustained only minor damage and was well positioned to meet the surge in demand. With a largely fixed cost structure, the revenue growth helped the bottom line significantly. We estimate that in 2007, they earned $2.40 which is slightly in excess of our average cost per share $1.76.

This is our Fifth Annual Report- to all our loyal shareholders a wholehearted thanks! We would also like to thank our independent trustees for their dedicated stewardship in overseeing the Fund. Finally, we are grateful for the continuing support of our service providers whose expertise makes our job a whole lot easier.

By now you should have received your Dec. 31 statement. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write. Thanks for your continued support and enthusiasm.

John E. Deysher                                                                     Pinnacle Value Fund

President & Portfolio Manager                                           1414 Sixth Ave.-900

212-508-4537                                                                          New York, NY 10019

TOP 10 POSITIONS                                                                                   % net assets

1. Argan- Power plant construction, nutraceuticals, telecom services                      8.5

2. Conrad Ind.- Gulf of Mexico shipbuilding & repair                                             4.3

3. MVC Capital- Business Development Company                                                 4.2

4. WHX Corp.- Holding Co. for Handy & Harman, Bairnco                                   2.5

5. Cadus- Cash rich shell w/ large NOL carryforwards                                            1.5

6. First Acceptance- Auto insurance for low income customers                              1.4

7. Flanders- Air filters for residential, commercial, industrial use                           1.2

8. BKF Capital- Cash rich shell w/ large NOL carryforwards                                 1.2

9. New Horizons Worldwide- Franchisor of IT training centers                              1.1

10. Cosine Comm. (COSN) Cash rich shell w/ large NOL carryforwards               1.0

                                                                         Total                                               26.9%

TOP 5 WINNERS (unrealized & realized gains)

1. Argan                                                                                                             $3,796,200

2. Conrad Ind.                                                                                                     3,073,900

3. IWM, XLF put options                                                                                      284,000

4. MVC Capital                                                                                                     279,400

5. New Horizons Worldwide                                                                                 220,000

                                                                          Total                                        $7,653,500

TOP 5 SINNERS (unrealized & realized losses)

1. WHX Corp.                                                                                                    $1,577,500

2. Technology Solutions                                                                                         393,700

3. BKF Financial                                                                                                    340,700

4. Quaker Fabric                                                                                                     327,400

5. McClatchy Newspapers                                                                                     316,200

                                                                           Total                                       $2,955,500

SECURITY CLASSIFICATIONS

1.

Government Money Market Fund                                                             $37,300,000

2.

Conglomerates                                                                                               8,508,500

3.

Industrial Goods & Services                                                                          6,970,000

4.

Financial Services                                                                                          3,989,400

5.

Business Development Companies                                                                3,396,800

6.

Consumer Goods & Services                                                                         2,392,000

7.

Insurance                                                                                                        1,306,200

8.

LEAP put options                                                                                              345,700

                                                                          Total                                       $64,208,600

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIOD ENDED DECEMBER 31, 2007

	1 Year	Since Inception
Pinnacle Value Fund	15.43%	14.83%
Russell 2000 Index	-1.57%	17.21%

Pinnacle Value Fund
Russell 2000 Index
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
0
$21,268
$19,299
4/1/2003
12/31/2003
9/30/2004
6/30/2005
3/31/2006
12/31/2006
9/30/2007

Chart assumes an initial investment of $10,000 made on 4/1/2003 (commencement of operations).  Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
				December 31, 2007
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Beverages & Food
10,300	Farmer Brothers	206,409	236,797	0.37%

Business Development Cos.
89,130	Brantley Capital Corp.	179,912	222,825
166,000	MVC Capital	1,982,499	2,679,240
52,800	PDI, Inc. *	497,514	494,736
		2,659,925	3,396,801	5.29%
Conglomerate
404,868	Argan, Inc. *	1,693,172	5,404,988
96,149	Regency Affiliates *	549,589	543,242
14,400	United Capital Corp. *	316,779	345,600
1,077	Wesco Financial Corp.	420,831	438,339
413,614	WHX Corp. *	3,205,801	1,571,733
12,035	McRae Industries	133,918	204,595
		6,320,090	8,508,497	13.25%

Electric Appliances
2,200	National Presto Industries, Inc.	89,068	115,852	0.18%

Filtration
141,200	Flanders Corp.	719,671	792,132	1.23%

Financial Services
330,845	BKF Capital Group, Inc.*	1,200,242	734,476
507,840	Cadus Corp. *	821,626	954,739
239,500	Cosine Comm.*	596,125	658,625
59,600	Corus Bankshares, Inc.	587,430	635,932
118,900	Kent Financial Services, Inc. *	269,562	252,068
87,350	NOVT Corp.	221,672	201,778
6,850	Webfinancial Corp. *	62,599	111,313
		3,759,256	3,548,931	5.53%

Industrial Instruments For Measurement, Display, and Control
75,100	Electronic Sensors	307,988	442,339	0.69%

Insurance
210,600	First Acceptance Corp.	854,514	888,732
11,400	Safety Insurance Group, Inc.	401,655	417,468
		1,256,169	1,306,200	2.03%
IT Services
400,000	New Horizons Worldwide Inc.*	224,000	680,000
96,000	Technology Solutions Company *	785,282	269,760
		1,009,282	949,760	1.48%
Healthcare Products/Equipment
21,600	Allied Healthcare Products, Inc. *	106,121	156,600	0.24%

Mailboxes & Lockers
77,200	American Locker Group	459,549	289,500	0.45%

News Paper Publishing & Printing
25,700	McClatchy Co.	637,946	321,764	0.50%

Optical Instruments & Lenses
380,105	Meade Instruments Corp.*	$ 635,307	$ 471,330	0.73%

Technology
170,200	Peak International, Ltd. *	417,672	388,056
127,100	SYS *	252,396	254,200
		670,068	642,256	1.00%
Real Estate
6,400	Avatar Holdings, Inc.	244,053	267,648
479	USA Real Estate Investors Trust *	233,764	235,668
		477,817	503,316	0.78%
Retail-Family Clothing Stores
27,000	Stein Mart, Inc.	121,163	127,980	0.20%

Security Services
1,541,683	Sielox, Inc.	531,648	462,505	0.72%

Ship & Boat Building & Repairing
180,872	Conrad Industries, Inc. *	263,287	2,713,080	4.23%

Telecommunications
252,200	NMS Communications *	418,108	408,564	0.64%

Textile Mill Products
81,900	International Textil Group, Inc.	448,837	245,700	0.38%

Total for Common Stock		$ 21,097,709	$ 25,639,904	39.93%

Preferred Stocks
39,500	Ameritrans Capital Corp. Pfd	457,095	440,425
49,870	Aristotle Corp. Pfd - I	392,770	406,440

Total for Preferred Stock		$ 849,865	$ 846,865	1.32%

Put Contracts
37,500	Financial Select Sector Jan '09 *	124,313	249,375
6,000	Ishares Russell 2000 Index Jan '09 *	111,900	96,360

Total for Put Contracts		$ 236,213	$ 345,735	0.54%

SHORT TERM INVESTMENTS
Money Market Fund
37,271,759	First American Government Obligation Fund Cl Z 4.32% **	37,271,759	37,271,759	58.05%

Total for Short Term Investments		$ 37,271,759	$ 37,271,759	58.05%

	Total Investments	$ 59,455,546	$ 64,104,263	99.84%

	Other Assets in excess of Liabilities		104,304	0.16%

	Net Assets		$ 64,208,567	100.00%

* Non-Income producing securities.
** Dividend Yield
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investment Securities at Market Value	$ 64,104,263
(Identified Cost $ 59,455,545)
Cash	17,130
Receivables:
Shareholder Subscriptions	493,195
Dividends and Interest	193,641
Prepaid Expenses	6,206
Total Assets	64,814,435
Liabilities:
Payables:
Advisory Fee Payable	587,928
Accrued Expenses	17,940
Total Liabilities	605,868
Net Assets	$ 64,208,567
Net Assets Consist of:
Paid-In Capital	$ 57,763,721
Undistributed Net Investment Income	35,631
Accumulated Realized Gain on Investments - Net	1,760,497
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	4,648,718
Net Assets	$ 64,208,567
Net Asset Value and Redemption Price
Per Share ($64,208,567/4,124,865 shares outstanding) , no par value, unlimited
shares authorized	$ 15.57

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the year ended December 31, 2007

Investment Income:
Dividends	$ 240,560
Interest	1,166,323
Total Investment Income	1,406,883
Expenses: (Note 2)
Investment Advisor Fees	581,855
Transfer Agent & Fund Accounting Fees	40,449
Insurance Fees	16,382
Custodial Fees	14,114
Audit Fees	12,500
Registration Fees	7,757
Legal Fees	3,508
Trustee Fees	5,420
Printing & Mailing Fees	3,094
Miscellaneous Fees	2,397
Expense Recapture	6,095
Total Expenses	693,571

Net Investment Income	713,312

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	2,037,797
Change in Unrealized Appreciation on Investments	2,931,946
Net Realized and Unrealized Gain on Investments	4,969,743

Net Increase in Net Assets from Operations	$ 5,683,055

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets
	Year	Year
	Ended	Ended
	12/31/2007	12/31/2006
From Operations:
Net Investment Income	$ 713,312	$ 379,732
Net Realized Gain on Investments	2,037,797	1,659,658
Net Unrealized Appreciation	2,931,946	707,340
Increase in Net Assets from Operations	5,683,055	2,746,730
From Distributions to Shareholders:
Net Investment Income	(677,681)	(379,732)
Net Realized Gain from Security Transactions	(721,605)	(1,398,446)
Return of Capital	-	(155,702)
	(1,399,286)	(1,933,880)
From Capital Share Transactions:
Proceeds From Sale of Shares	30,220,329	11,244,078
Shares issued in Reinvestment of Dividends	1,370,512	1,868,569
Cost of Shares Redeemed	(2,243,422)	(523,604)
Net Increase from Shareholder Activity	29,347,419	12,589,043

Net Increase in Net Assets	33,631,188	13,401,893

Net Assets at Beginning of Period	30,577,379	17,175,486
Net Assets at End of Period (a)	$ 64,208,567	$ 30,577,379

Share Transactions:
Issued	1,963,453	806,413
Reinvested	88,592	135,600
Redeemed	(143,693)	(37,217)
Net increase in shares	1,908,352	904,796
Shares outstanding beginning of Period	2,216,513	1,311,717
Shares outstanding end of Period	4,124,865	2,216,513

(a) Includes undistributed net investment income of $35,631 at December 31, 2007 and $0 at December 31, 2006.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:
	Year	Year	Year	Year	4/1/2003*
	Ended	Ended	Ended	Ended	to
	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003
Net Asset Value -
Beginning of Period	$ 13.80	$ 13.09	$ 12.84	$ 11.27	$ 10.00
Net Investment Income (Loss) **	0.23	0.24	0.15	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	1.90	1.49	0.94	2.23	1.46
Total from Investment Operations	2.13	1.73	1.09	2.21	1.37

Distributions from Net Investment Income	(0.17)	(0.20)	(0.10)	0.00	0.00
Distributions from Capital Gains	(0.19)	(0.74)	(0.74)	(0.64)	(0.10)
Distributions from Return of Capital	0.00	(0.08)	0.00	0.00	0.00
	(0.36)	(1.02)	(0.84)	(0.64)	(0.10)

Paid-in Capital from Redemption Fees (Note 2) (a)	0.00	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 15.57	$ 13.80	$ 13.09	$ 12.84	$ 11.27

Total Return	15.43%	13.23%	8.53%	19.65%	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 64,209	$ 30,577	$ 17,175	$ 7,633	$ 4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.62%	1.90%	2.17%	4.00%
Ratio of Net Income (Loss) to Average Net Assets	1.53%	1.64%	0.68%	(0.54)%	(3.38)%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.79%	1.78%
Ratio of Net Income (Loss) to Average Net Assets	1.53%	1.77%	1.10%	(0.16)%	(1.16)%

Portfolio Turnover Rate	27.11%	29.44%	27.88%	71.66%	68.44%

* Commencement of operations.
** Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                                 DECEMBER 31, 2007

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years starting after Nov. 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                                 DECEMBER 31, 2007

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Effective June 29, 2007, the Fund adopted FIN 48 which had no material impact on the Fund's financial statements.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts.  U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended Dec. 31, 2007 there were no reclassifications.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the year ended December 31, 2007, $135 of redemption fees were returned to the Fund through shareholder redemptions.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                                 DECEMBER 31, 2007

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the year ended December 31, 2007, the Adviser earned $581,855 in Advisor fees.  At December 31, 2007 the Fund owed the Adviser a net fee of $587,928. An officer and trustee of the Fund is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through Dec. 31, 2007.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At December 31, 2007, the cumulative unreimbursed amount paid or waived by Adviser on behalf of the Fund is $79,506. Adviser may recapture $51,592 no later than Dec. 31, 2008, and $27,914 no later than Dec. 31, 2009. In 2007 the Adviser received $6,095 of $22,883 available for reimbursement of prior expense waivers.

4.)

PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2007, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $13,712,489 and $5,966,151 respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in the event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs. Written and purchased options are non-income producing securities.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during the year ended December 31, 2007 and 2006 are as follows:

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                                 DECEMBER 31, 2007

	2007	2006
Net Investment Income	$ 677,681	$379,732
Long Term Capital Gain	$ 721,605	$1,398,446
Return of Capital	$0	$155,702

At December 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $59,565,068

Gross tax unrealized appreciation                                                                       $8,390,667

Gross tax unrealized depreciation                                                                       (3,851,471)

Net tax unrealized appreciation                                                                             4,539,196

Undistributed ordinary income                                                                                  35,631

Accumulated realized gain on investments –net                                                   1,870,019

Accumulated Earnings                                                                                         $6,444,846

    PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2007, are available without charge upon request by calling 877-369-3705 or visiting  www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and Sept. 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. The Fund’s Forms N-Q are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                                 DECEMBER 31, 2007

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (52)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (74)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (52)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (42)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St, Suite 2400, Philadelphia PA 19103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bertolet Capital Trust

New York, New York

We have audited the accompanying statement of assets and liabilities of Pinnacle Value Fund, a series of shares of Bertolet Capital Trust (“Trust”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ended December 31, 2007 and the period April 1, 2003 (commencement of operations) to December 31, 2003.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pinnacle Value Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period  ended December 31, 2007 and the period April 1, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February  11, 2008

Expense Example

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2007	December 31, 2007	July 1,2007 to June 30, 2007

Actual	$1,000.00	$1,035.03	$7.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.69	$.7.58

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant  does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate.

Item 4. Principal Accountant Fees and Services

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of  federal, state and excise tax returns.

                                                                                            FYE 12/31/07     FYE 12/31/06

Audit fees                                                                                    $11,000                   10,000

Tax fees                                                                                         $2,500                   $2,500

Audit committee has adopted pre-approval policies & procedures requiring the audit committee to pre-approve all audit, tax and non-audit services of registrant  including services provided to any entity affiliated with registrant. All of principal accountant’s hours spent auditing the registrant’s financial statements were attributable to work performed by full time permanent employees of the principal accountant.

The following table shows all non-audit fees billed by registrant’s principal accountant for services to registrant and registrant’s investment adviser for last 2 years. The audit committee has considered whether non-audit services rendered to registrant’s adviser is compatible with maintaining the accountant’s independence and has concluded that the rendering of non-audit services has not compromised the accountant’s independence.

Non-audit fees                                                                  FYE 12/31/07    FYE 12/31/06

Registrant                                                                                          $0                      $0

Registrant’s Investment Adviser                                                       $0                      $0

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits attached hereto.

(a) Advisory Agreement

SIGNATURES

Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.

By /s/ John E. Deysher

          President

          Bertolet Capital Trust

Date: March 7, 2008